INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 12, 2019 TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BRIC ETF (EEB)

S&P Opco LLC, a subsidiary of S&P Dow Jones Indices LLC (“S&P DJI”), has agreed to acquire certain assets of The Bank of New York Mellon’s ADR Index Business. Accordingly, effective Monday, April 1, 2019, S&P DJI will become the index provider for Invesco BRIC ETF’s underlying index and the underlying index will be renamed as follows:

Current Underlying Index Name	New Underlying Index Name
BNY Mellon BRIC Select DR Index	S&P/BNY Mellon BRIC Select DR Index (USD)

Please Retain This Supplement For Future Reference.

P-PS-TRUST I-EEB-SUP-3 031219